Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stoneleigh Partners Acquisition Corp. (the “Company”) on Form 10-Q for the period ending April 30, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Gary D. Engle, Chief Executive Officer and Chairman of the Board of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: June 11, 2008

By:           /s/ Gary D. Engle
Gary D. Engle
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

21